SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 22, 1999
                        (Date of earliest event reported)


                             BEYOND.COM CORPORATION
             (Exact name of Registrant as specified in its charter)

   Delaware                        0-24457                      94-3212136
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

1195 West Fremont Ave., Sunnyvale, CA                               94087
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (408) 616-4200
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         (Former name or former address, if changed since last report.)



                    The Index to Exhibits appears on page 4.




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Item 5.  Other Events.

         Reference is made to the press release issued to the public by the Registrant on February 22, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1     Text of press release dated February 22, 1999.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                        BEYOND.COM CORPORATION



                                        By:  /s/ Michael Praisner
                                             -----------------------------------
                                             Name:  Michael Praisner
                                             Title: Chief Financial Officer


 Dated:  February 23, 1999










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                                INDEX TO EXHIBITS


Exhibit             Description
-------             -----------

99.1                Text of press release dated February 22, 1999.










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